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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-02090
Invesco Van Kampen Bond Fund
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)
Colin D. Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 6/30
Date of reporting period: 6/30/10

Item 1. Reports to Stockholders.

Annual Report to Shareholders

June 30, 2010

Invesco Van Kampen Bond Fund

NYSE: VBF

2	Performance Summary
2	Management Discussion
4	Supplemental Information
5	Dividend Reinvestment Plan
6	Schedule of Investments
16	Financial Statements
19	Financial Highlights
20	Notes to Financial Statements
26	Auditor's Report
27	Approval of Investment Advisory and Sub-Advisory Agreements
29	Tax Information
30	Results of Proxy
T-1	Trustees and Officers

Management’s Discussion of Fund Performance
Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen Bond Fund was renamed Invesco Van Kampen Bond Fund.
     On June 1, 2010, Chuck Burge, Cindy Brien and John Craddock joined the Fund’s management team and Virginia Keehan, Joseph Mehlman and Christian G. Roth left the team.
     The Fund’s return can be calculated based upon either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the Fund underperformed its style-specific benchmark, the Barclays Capital Baa U.S. Corporate Bond Index. We believe this was due primarily to an underweight exposure to corporate credits relative to the index. On a market price basis, the Fund outperformed the index.
Performance
Total returns, 6/30/09 to 6/30/10

Fund at NAV	15.96%
Fund at Market Value	21.02
Market Price Discount to NAV	(0.41)
Barclays Capital Baa U.S. Corporate Bond Index▼ (Style-Specific Index)	18.67

▼	Barclays Capital
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.
How we invest
We invest primarily in fixed-rate U.S. dollar-denominated investment grade corporate bonds, but also may invest in out-of-index sectors including government securities, asset-backed securities (ABS), commercial mortgage backed securities (CMBS) and residential mortgage backed securities (MBS). The Fund may also invest in derivative instruments such as futures contracts and swap agreements, including but not limited to interest rate and credit default swaps.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a high level of current income consistent with concern for safety of principal.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning or sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.
Market conditions and your Fund
Market conditions during the 12-month period covered in this report were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and across the developed world as a whole, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels, and few of them withdrawing their
Top 10 Fixed Income Issuers

1. United States Treasury Bond	4.4%
2. AT&T Corp.	1.4
3. Credit Suisse New York	1.3
4. Merrill Lynch & Co., Inc.	1.3
5. Wells Fargo & Co.	1.3
6. Rio Tinto Finance USA Ltd.	1.0
7. JP Morgan Chase Capital XXVII	1.0
8. Telecom Italia Capital SA	0.9
9. General Electric Capital Corp.	0.9
10. Verizon Communications, Inc.	0.9
Portfolio Composition*
By credit quality based on total investments

AAA/Aaa	6.3%
AA/Aa	9.0
A/A	26.6
BBB/Baa	44.4
BB/Ba	5.5
B/B	0.9
CCC/Caa	0.1
NR**	7.2

*	Rating allocation based on ratings as issued by Standard and Poor’s and Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “NR” indicates the debtor was not rated, and should not be interpreted as indicating low quality.

**	Consists of money market instruments.

Total Net Assets	$223.6 million
Total Number of Holdings	277
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

2               Invesco Van Kampen Bond Fund

quantitative easing measures. This has helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high unemployment and export weakness continued to weigh on the U.S. economy.1 Real gross domestic product, the broadest measure of overall U.S. economic activity, increased at an annual rate of 2.7% in the first quarter of 2010 after growing at 2.2% and 5.6% annual rates during the third and fourth quarters of 2009, respectively.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy: “Financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”2 As such, it was widely expected that the Fed would continue to keep rates low for an extended period.
     The broad U.S. bond market (as measured by the Barclays Capital U.S. Aggregate Index) generated positive total return for the trailing 12 months,3 as falling interest rates across maturities combined with tighter credit spreads (the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk) to raise the prices of fixed income assets.2 During the second quarter of 2010, sovereign risks in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities, though the effects were not enough to erase gains realized in non-government holdings over the first three quarters of the Fund’s fiscal year.
     On the whole, the Fund generated positive returns for the period at both NAV and market price. Asset allocation and sector selection contributed to positive absolute returns, but detracted from Fund performance relative to the Fund’s style-specific index for the period. A sustained overweight position in cash, an underweight position in corporate credit and small out-of-index sector allocations to Treasuries detracted from relative performance during the period. These negative effects on style-specific index-relative performance were partially offset by tactical sector allocations to select out-of-index high yield and CMBS as well as overweight positions in financials and telecommunication/media investment grade corporate sectors. Compared to the Barclays Capital U.S. Aggregate Index, sector allocation had a positive effect on relative performance as the non-government bond oriented Fund outperformed the return of the much broader investment grade index, which has only approximately 20% exposure to non-government bonds.3
     The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. The contribution to performance from duration positioning was mixed over the period, but overall it had a small negative effect. The Fund maintained a shorter-than-benchmark duration positioning relative to the style-specific benchmark as interest rates trended lower over most of the period. U.S. Treasury note futures and interest rate swap contracts were used to actively manage portfolio duration.
     The Fund’s yield curve positioning (emphasizing points on the yield curve with the greatest return potential) contributed to performance over the reporting period. During the first six months of the fiscal year, tactical strategies employing interest rate swaps were able to take advantage of short-term rate movements across the yield curve. Closer to the end of the period, the portfolio favored yield curve positioning that emphasized intermediate maturities of five to 10 years which had a positive effect on absolute and relative performance versus the Fund’s style-specific benchmark.
     Thank you for investing in Invesco Van Kampen Bond Fund and for sharing our long-term investment horizon.
1	Bureau of Economic Analysis

2	U.S. Federal Reserve

3	Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Cynthia Brien
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Bond Fund. She has been responsible for the Fund since June 2010. Ms. Brien has been associated with Invesco or its investment adviser affiliates since 1996. She earned a B.B.A. from The University of Texas at Austin.
Chuck Burge
Portfolio manager, is manager of Invesco Van Kampen Bond Fund. He has been responsible for the Fund since June 2010. Mr. Burge has been associated with Invesco or its investment adviser affiliates since 2002. He earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
John Craddock
Portfolio manager, is manager of Invesco Van Kampen Bond Fund. He has been responsible for the Fund since June 2010. Mr. Craddock has been associated with Invesco or its investment adviser affiliates since 1999. He earned a B.S. with honors in mechanical engineering from Clemson University and an M.B.A. in finance from Georgia Tech’s Dupree School of Management.

3             Invesco Van Kampen Bond Fund

Invesco Van Kampen Bond Fund’s investment objective is to seek interest income while conserving capital.
■	Unless otherwise stated, information presented in this report is as of June 30, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
Principal risks of investing in the Fund
■	The prices of securities held by the Fund may decline in response to market risks.

■	Other risks are described and defined later in this report.
About indexes used in this report
■	The Barclays Capital Baa U.S. Corporate Bond Index is the Baa component of the U.S. Corporate Investment Grade Index.

■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
NYSE Symbol
VBF
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

4            Invesco Van Kampen Bond Fund

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Fund, allowing you to potentially increase your investment over time.
Plan benefits
■  Add to your account
You may increase the amount of shares in your Fund easily and automatically with the Plan.
■  Low transaction costs
Shareholders who participate in the Plan are able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by a Fund, there is no fee, and when shares are bought in blocks on the open market, the per share fee is shared among all Participants.
■  Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to invesco.com.
■  Safekeeping
The Agent will hold the shares it has acquired for you in safekeeping.
How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.
How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting invesco.com, calling toll-free 800 341 2929 or notifying us in writing at Invesco Van Kampen Closed-End Funds Computershare Trust Company, N.A. P.O. Box 43078, Providence, RI 02940-3078. Please include your fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such Distributions are paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.
Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Fund. If your Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if your Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.
Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
     Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.
How to withdraw from the Plan
You may withdraw from the plan at any time by calling 800 341 2929, visiting invesco.com or by writing to Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your fund name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 per share fee and applicable per share fee. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
     To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com.

5            Invesco Van Kampen Bond Fund

Schedule of Investments

June 30, 2010

			Par
			Amount
	Coupon	Maturity	(000)	Value

Corporate Bonds–84.5%
Aerospace & Defense–0.3%
Bombardier, Inc. (Canada)(a)	7.500%	03/15/18	$225	$232,312

Bombardier, Inc. (Canada)(a)	7.750	03/15/20	455	473,200

				705,512

Airlines–0.3%
Delta Air Lines, Inc.	6.200	07/02/18	560	567,700

Apparel, Accessories & Luxury Goods–0.1%
Levi Strauss & Co.(a)	7.625	05/15/20	260	256,100

Automotive–0.8%
AutoNation, Inc.	6.750	04/15/18	575	572,125

DaimlerChrysler NA Holding LLC	8.500	01/18/31	300	382,475

Ford Motor Credit Co. LLC	7.000	04/15/15	420	417,900

Nissan Motor Acceptance Corp.(a)	4.500	01/30/15	385	397,979

				1,770,479

Automotive Retail–0.4%
Advance Auto Parts, Inc.	5.750	05/01/20	850	863,812

Banking–18.8%
American Express Co.	8.125	05/20/19	1,550	1,922,745

Bank of America Corp.	5.650	05/01/18	800	821,126

Bank of America Corp.	5.750	12/01/17	870	909,266

Bank of America Corp.	7.625	06/01/19	695	798,082

Barclays Bank PLC (United Kingdom)(a)	6.050	12/04/17	335	332,745

Barclays Bank PLC (United Kingdom)	6.750	05/22/19	1,280	1,427,773

Bear Stearns Companies Inc.	5.550	01/22/17	1,030	1,081,555

Bear Stearns Companies Inc.	6.400	10/02/17	315	353,800

Bear Stearns Companies Inc.	7.250	02/01/18	680	791,438

Capital One Bank USA NA	8.800	07/15/19	645	803,166

Capital One Capital VI	8.875	05/15/40	600	618,000

Citigroup, Inc.	5.875	05/29/37	1,095	1,030,460

Citigroup, Inc.	6.125	05/15/18	1,450	1,522,788

Citigroup, Inc.	8.125	07/15/39	745	895,309

Credit Agricole SA (France)(a)(b)	8.375	12/31/49	1,200	1,140,180

Credit Suisse (Switzerland)	5.400	01/14/20	475	474,119

Credit Suisse New York (Switzerland)	5.300	08/13/19	2,785	2,965,323

Credit Suisse New York (Switzerland)	6.000	02/15/18	230	239,489

Discover Bank	7.000	04/15/20	500	506,158

Discover Bank	8.700	11/18/19	590	654,804

Goldman Sachs Group, Inc.	6.750	10/01/37	1,320	1,301,528

Hana Bank (Republic of Korea (South Korea))(a)	4.500	10/30/15	1,075	1,078,887

HBOS PLC (United Kingdom)(a)	6.750	05/21/18	1,080	1,022,447

JPMorgan Chase Capital XXVII	7.000	11/01/39	2,165	2,240,195

KeyCorp	6.500	05/14/13	665	720,463

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Bond Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Banking–(continued)

Lloyds TSB Bank PLC (United Kingdom)(a)	5.800%	01/13/20	$690	$651,410

Macquarie Group Ltd. (Australia)(a)	6.000	01/14/20	1,095	1,176,441

Macquarie Group Ltd. (Australia)(a)	7.625	08/13/19	498	566,944

Merrill Lynch & Co., Inc.	6.875	04/25/18	2,695	2,886,133

Merrill Lynch & Co., Inc.	7.750	05/14/38	765	825,354

Nationwide Building Society (United Kingdom)(a)	6.250	02/25/20	1,030	1,110,406

Rabobank Nederland NV (Netherlands)(a)(b)	11.000	06/30/19	210	259,957

Regions Financial Corp.	5.750	06/15/15	1,130	1,116,994

Royal Bank of Scotland Group PLC (United Kingdom)	6.400	10/21/19	760	771,443

Royal Bank of Scotland PLC (United Kingdom)	4.875	03/16/15	1,160	1,155,535

Santander US Debt SA Unipersonal (Spain)(a)	3.724	01/20/15	800	786,172

Standard Chartered PLC (United Kingdom)(a)	6.400	09/26/17	800	850,470

Standard Chartered PLC (United Kingdom)(a)	3.850	04/27/15	270	270,241

UBS AG Stamford Branch (Switzerland)	5.875	12/20/17	985	1,045,450

Wells Fargo & Co.	5.625	12/11/17	2,570	2,802,617

				41,927,413

Brokerage–0.4%
TD Ameritrade Holding Corp.	5.600	12/01/19	925	977,017

Building Materials–0.7%
CRH America, Inc.	6.000	09/30/16	720	795,615

CRH America, Inc.	8.125	07/15/18	315	380,254

Holcim US Finance Sarl & Cie SCS (Luxembourg)(a)	6.000	12/30/19	455	492,295

				1,668,164

Casinos & Gaming–0.1%
International Game Technology	5.500	06/15/20	200	206,036

Chemicals–1.3%
Agrium, Inc. (Canada)	6.750	01/15/19	605	703,957

LBI Escrow Corp.(a)	8.000	11/01/17	550	568,562

Mosaic Co.(a)	7.625	12/01/16	1,070	1,174,325

Potash Corp. of Saskatchewan, Inc. (Canada)	5.875	12/01/36	465	500,612

				2,947,456

Consumer Products–0.2%
Fortune Brands, Inc.	6.375	06/15/14	375	416,944

Department Stores–0.1%
JC Penney Co., Inc.	5.650	06/01/20	190	187,323

Diversified Banks–0.3%
US Bancorp.	2.000	06/14/13	625	632,558

Diversified Chemicals–0.2%
Dow Chemical Co.	8.550	05/15/19	310	380,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Bond Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Diversified Manufacturing–1.4%
Brookfield Asset Management, Inc. (Canada)	5.800%	04/25/17	$975	$987,610

Fisher Scientific International, Inc.	6.125	07/01/15	670	690,522

General Electric Co.	5.250	12/06/17	1,330	1,451,875

				3,130,007

Electric–4.3%
AES Corp.	8.000	06/01/20	1,055	1,065,550

CMS Energy Corp.	6.250	02/01/20	650	615,875

CMS Energy Corp.	6.300	02/01/12	150	155,250

Consumers Energy Co.	5.800	09/15/35	480	525,076

Dominion Resources, Inc., Ser B	7.000	06/15/38	315	382,857

Enel Finance International SA (Luxembourg)(a)	5.125	10/07/19	1,125	1,127,600

Entergy Gulf States Louisiana LLC	5.590	10/01/24	650	712,319

FirstEnergy Solutions Corp.	6.050	08/15/21	815	834,612

FirstEnergy Solutions Corp.	6.800	08/15/39	785	777,648

Indianapolis Power & Light Co.(a)	6.300	07/01/13	255	277,113

Nisource Finance Corp.	6.800	01/15/19	635	716,173

NRG Energy, Inc.	8.500	06/15/19	240	245,400

Ohio Power Co.	5.375	10/01/21	350	378,088

Progress Energy, Inc.	7.050	03/15/19	340	404,012

Southwestern Public Service Co.	8.750	12/01/18	410	525,558

Virginia Electric & Power Co.	8.875	11/15/38	595	865,952

				9,609,083

Electric Utilities–0.3%
DCP Midstream LLC	7.875	08/16/10	710	715,412

Entertainment–0.5%
Time Warner, Inc.	6.500	11/15/36	675	726,040

Time Warner, Inc.	7.700	05/01/32	410	492,541

				1,218,581

Environmental & Facilities Services–0.3%
Republic Services, Inc.(a)	5.500	09/15/19	545	589,530

Food Retail–0.1%
WM Wrigley Junior Company(a)	3.050	06/28/13	305	306,758

Food/Beverage–3.1%
Anheuser-Busch InBev Worldwide, Inc.	3.000	10/15/12	1,000	1,030,304

Anheuser-Busch InBev Worldwide, Inc.(a)	8.200	01/15/39	120	158,787

Bacardi Ltd. (Bermuda)(a)	8.200	04/01/19	495	618,656

Bunge Ltd. Finance Corp.	8.500	06/15/19	480	572,527

ConAgra Foods, Inc.	7.000	10/01/28	730	866,640

ConAgra Foods, Inc.	8.250	09/15/30	575	752,795

Constellation Brands, Inc.	7.250	09/01/16	135	136,688

Kraft Foods, Inc.	5.375	02/10/20	1,325	1,419,852

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Bond Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Food/Beverage–(continued)

Kraft Foods, Inc.	6.875%	02/01/38	$255	$299,072

Kraft Foods, Inc.	6.875	01/26/39	850	999,002

				6,854,323

Gas Utilities–0.3%
EQT Corp.	8.125	06/01/19	655	771,395

Health Care–1.5%
Boston Scientific Corp.	6.000	01/15/20	1,400	1,394,598

Life Technologies Corp.	6.000	03/01/20	610	662,076

Novant Health, Inc.	5.850	11/01/19	1,000	1,081,349

Tenet Healthcare Corp.	7.375	02/01/13	300	302,250

				3,440,273

Health Care Equipment–0.1%
Covidien International Finance SA (Luxembourg)	1.875	06/15/13	310	311,578

Health Care Facilities–0.1%
HCA, Inc.	8.500	04/15/19	240	256,800

Home Construction–0.2%
Toll Brothers Finance Corp.	6.750	11/01/19	400	393,186

Hotels, Resorts & Cruise Lines–0.1%
Hyatt Hotels Corp.(a)	6.875	08/15/19	155	167,729

Independent Energy–1.7%
Anadarko Petroleum Corp.	8.700	03/15/19	700	658,437

EnCana Corp. (Canada)	6.500	02/01/38	945	1,054,920

Gaz Capital SA (Luxembourg)(a)	6.510	03/07/22	265	256,388

Newfield Exploration Co.	7.125	05/15/18	290	288,550

Pioneer Natural Resources Co.	6.650	03/15/17	145	147,564

Plains Exploration & Production Co.	7.625	06/01/18	320	314,800

Questar Market Resources, Inc.	6.800	04/01/18	1,005	1,053,086

				3,773,745

Integrated Energy–1.3%
Chesapeake Energy Corp.	7.625	07/15/13	515	540,106

Hess Corp.	6.000	01/15/40	625	648,875

Nexen, Inc. (Canada)	7.500	07/30/39	800	953,744

Petro-Canada (Canada)	6.800	05/15/38	660	757,454

				2,900,179

Life Insurance–4.5%
Aegon NV (Netherlands)	4.625	12/01/15	650	673,582

Aflac, Inc.	8.500	05/15/19	540	649,565

Lincoln National Corp.	8.750	07/01/19	615	757,228

MetLife, Inc.	5.700	06/15/35	75	73,766

MetLife, Inc.	6.817	08/15/18	50	56,481

MetLife, Inc.	7.717	02/15/19	530	629,064

MetLife, Inc.	10.750	08/01/39	785	938,075

Pacific LifeCorp(a)	6.000	02/10/20	1,150	1,196,135

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Bond Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Life Insurance–(continued)

Principal Financial Group, Inc.	8.875%	05/15/19	$830	$1,019,900

Protective Life Corp.	7.375	10/15/19	775	843,803

Prudential Financial, Inc.	4.750	09/17/15	820	850,031

Prudential Financial, Inc.	6.625	12/01/37	390	407,606

Prudential Financial, Inc.	7.375	06/15/19	645	741,019

Reinsurance Group of America, Inc.	6.450	11/15/19	625	667,631

Xlliac Global Funding(a)	4.800	08/10/10	555	555,165

				10,059,051

Media-Cable–3.4%
Cablevision Systems Corp.	7.750	04/15/18	330	330,825

Comcast Corp.	5.150	03/01/20	210	219,594

Comcast Corp.	5.700	05/15/18	1,545	1,696,449

Comcast Corp.	6.450	03/15/37	580	624,269

Comcast Corp.	6.500	01/15/15	500	574,201

COX Communications, Inc.(a)	8.375	03/01/39	305	401,708

CSC Holdings, Inc.	7.625	07/15/18	250	254,375

DirecTV Holdings LLC	7.625	05/15/16	565	615,850

DISH DBS Corp.	7.125	02/01/16	465	468,488

Time Warner Cable, Inc.	6.750	07/01/18	685	785,323

Time Warner Cable, Inc.	6.750	06/15/39	310	342,622

Time Warner Cable, Inc.	8.250	04/01/19	295	363,405

Time Warner Cable, Inc.	8.750	02/14/19	455	573,579

Time Warner, Inc.	4.875	03/15/20	305	314,879

				7,565,567

Media-Noncable–1.9%
CBS Corp.	8.875	05/15/19	570	716,316

Grupo Televisa SA (Mexico)	6.000	05/15/18	210	227,410

NBC Universal, Inc.(a)	5.150	04/30/20	620	648,673

News America, Inc.	6.400	12/15/35	325	349,468

News America, Inc.	6.650	11/15/37	600	666,778

News America, Inc.	7.850	03/01/39	295	367,612

WPP Finance UK PLC (United Kingdom)	8.000	09/15/14	1,080	1,267,057

				4,243,314

Metals–3.8%
Alcoa, Inc.	5.870	02/23/22	335	312,783

Alcoa, Inc.	6.750	07/15/18	540	546,453

Anglo American Capital PLC (United Kingdom)(a)	9.375	04/08/19	890	1,137,173

ArcelorMittal (Luxembourg)	9.850	06/01/19	770	963,239

Freeport-McMoRan Cooper & Gold, Inc.	8.375	04/01/17	320	352,700

Newmont Mining Corp.	6.250	10/01/39	475	520,438

Rio Tinto Finance USA Ltd. (Australia)	9.000	05/01/19	1,750	2,292,570

Southern Copper Corp.	5.375	04/16/20	230	232,164

Southern Copper Corp.	6.750	04/16/40	335	337,003

Teck Resources Ltd. (Canada)	10.250	05/15/16	385	455,262

Vale Overseas Ltd. (Cayman Islands)	5.625	09/15/19	545	577,774

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Bond Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Metals–(continued)

Vale Overseas Ltd. (Cayman Islands)	6.875%	11/21/36	$490	$512,129

Vale Overseas Ltd. (Cayman Islands)	6.875	11/10/39	270	284,101

				8,523,789

Multi-Line Insurance–0.1%
Genworth Financial, Inc.	7.700	06/15/20	150	150,190

Noncaptive-Consumer Finance–1.6%
American General Finance Corp.	4.625	09/01/10	1,100	1,092,438

Ameriprise Financial, Inc.	7.300	06/28/19	710	842,941

HSBC Finance Corp.	5.500	01/19/16	855	917,014

SLM Corp.(c)	0.475	07/26/10	770	769,419

				3,621,812

Noncaptive-Diversified Finance–1.5%
Blackstone Holdings Finance Co. LLC(a)	6.625	08/15/19	705	742,390

General Electric Capital Corp.	5.500	01/08/20	320	339,233

General Electric Capital Corp.	5.875	01/14/38	360	352,718

General Electric Capital Corp.	6.000	08/07/19	1,810	1,967,350

				3,401,691

Office–0.2%
Digital Realty Trust, LP(a)(d)	4.500	07/15/15	525	523,409

Oil Field Services–1.0%
Petrobras International Finance Co. (Cayman Islands)	5.750	01/20/20	335	337,003

Transocean, Inc. (Cayman Islands)	5.250	03/15/13	500	470,625

Weatherford International, Inc.	6.350	06/15/17	650	684,597

Weatherford International Ltd. (Switzerland)	9.625	03/01/19	660	799,454

				2,291,679

Other Diversified Financial Services–0.6%
ERAC USA Finance Company(a)(d)	2.750	07/01/13	390	392,360

ERAC USA Finance Company(a)	5.800	10/15/12	200	217,287

NASDAQ OMX Group, Inc.	5.550	01/15/20	730	748,092

				1,357,739

Packaged Foods & Meats–0.2%
Grupo Bimbo SAB de CV (Mexico)(a)	4.875	06/30/20	505	509,411

Packaging–0.2%
Sealed Air Corp.(a)	7.875	06/15/17	390	408,118

Paper–1.2%
Georgia-Pacific LLC(a)	8.250	05/01/16	105	112,875

International Paper Co.	7.500	08/15/21	715	835,364

International Paper Co.	9.375	05/15/19	375	481,172

MeadWestvaco Corp.	7.375	09/01/19	1,075	1,165,650

				2,595,061

Pharmaceuticals–0.1%
Wyeth	6.450	02/01/24	120	140,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Bond Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Pipelines–5.3%
CenterPoint Energy Resources Corp.	6.250%	02/01/37	$375	$396,199

CenterPoint Energy Resources Corp.	7.875	04/01/13	225	258,603

Colorado Interstate Gas Co.	6.800	11/15/15	276	319,103

Energy Transfer Partners LP	9.000	04/15/19	1,475	1,744,029

Enterprise Products Operating LLC	5.250	01/31/20	250	259,324

Enterprise Products Operating LLC	5.600	10/15/14	720	786,486

Enterprise Products Operating LLC	6.450	09/01/40	1,250	1,313,717

Enterprise Products Operating LLC	6.500	01/31/19	295	329,521

Kinder Morgan Energy Partners LP	5.850	09/15/12	560	601,997

Kinder Morgan Finance Co. (Canada)	5.700	01/05/16	585	561,600

Kinder Morgan, Inc.	6.500	09/01/12	559	579,963

Midcontinent Express Pipeline LLC(a)	6.700	09/15/19	650	674,591

Plains All American Pipeline LP	6.700	05/15/36	885	891,006

Plains All American Pipeline LP	8.750	05/01/19	600	720,073

Spectra Energy Capital LLC	8.000	10/01/19	225	273,290

Texas Eastern Transmission LP	7.000	07/15/32	755	902,938

Transcontinental Gas Pipe Line Corp.	6.050	06/15/18	130	144,971

Williams Partners LP	7.250	02/01/17	1,000	1,141,440

				11,898,851

Property & Casualty Insurance–2.7%
AIG SunAmerica Global Financing VI(a)	6.300	05/10/11	795	799,472

Allstate Corp.	7.450	05/16/19	690	814,297

American Financial Group, Inc.	9.875	06/15/19	1,055	1,276,376

CNA Financial Corp.	7.350	11/15/19	1,100	1,180,230

Farmers Insurance Exchange Surplus(a)	8.625	05/01/24	980	1,131,642

XL Capital Ltd. (Cayman Islands)	5.250	09/15/14	710	739,622

				5,941,639

Railroads–0.4%
CSX Corp.	6.150	05/01/37	770	841,885

REITS–3.7%
AvalonBay Communities, Inc.	6.100	03/15/20	655	727,803

BioMed Realty LP(a)	6.125	04/15/20	225	235,039

Boston Properties LP	5.875	10/15/19	800	859,519

Duke Realty LP	6.750	03/15/20	660	710,631

Entertainment Properties Trust(a)	7.750	07/15/20	350	349,175

Federal Realty Investment Trust	5.900	04/01/20	375	397,199

Health Care REIT, Inc.	6.125	04/15/20	775	801,289

Mack-Cali Realty Corp.	7.750	08/15/19	525	611,237

Simon Property Group LP	5.650	02/01/20	1,025	1,088,081

Simon Property Group LP	6.750	05/15/14	585	653,423

Vornado Realty LP	4.250	04/01/15	670	666,913

WEA Finance LLC(a)	6.750	09/02/19	1,050	1,166,681

				8,266,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Bond Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Restaurants–0.4%
Yum! Brands, Inc.	6.875%	11/15/37	$780	$908,320

Retailers–1.8%
CVS Pass-Through Trust	6.036	12/10/28	1,299	1,354,775

CVS Pass-Through Trust(a)	8.353	07/10/31	202	246,136

Home Depot, Inc.	5.875	12/16/36	800	818,079

JC Penney Corp., Inc.	6.375	10/15/36	386	374,109

Kohl’s Corp.	6.875	12/15/37	140	168,600

QVC, Inc.(a)	7.125	04/15/17	570	562,875

Wal-Mart Stores, Inc.	5.250	09/01/35	400	419,454

				3,944,028

Services–0.2%
Ryder System, Inc.	7.200	09/01/15	415	483,080

Sovereigns–0.7%
Export-Import Bank of Korea (Republic of Korea (South Korea))	4.125	09/09/15	480	487,658

Korea Development Bank (Republic of Korea (South Korea))	4.375	08/10/15	1,135	1,163,512

				1,651,170

Supermarkets–0.4%
Delhaize America, Inc.	9.000	04/15/31	574	778,511

Technology–1.4%
Cisco Systems, Inc.	5.900	02/15/39	515	569,721

Corning, Inc.	6.625	05/15/19	140	163,008

Corning, Inc.	7.250	08/15/36	490	582,575

KLA Instruments Corp.	6.900	05/01/18	715	803,453

Xerox Corp.	5.625	12/15/19	215	229,876

Xerox Corp.	6.350	05/15/18	660	734,475

				3,083,108

Technology Distributors–0.5%
Avnet, Inc.	5.875	06/15/20	1,200	1,215,168

Tobacco–1.0%
Altria Group, Inc.	9.700	11/10/18	340	430,176

Altria Group, Inc.	10.200	02/06/39	410	546,804

BAT International Finance PLC (United Kingdom)(a)	9.500	11/15/18	350	460,219

Lorillard Tobacco Co.	8.125	06/23/19	680	758,424

Philip Morris International, Inc.	6.375	05/16/38	115	134,121

				2,329,744

Wireless–0.2%
Intelsat Subsidiary Holding Co., Ltd. (Bermuda)	8.500	01/15/13	275	279,125

SBA Telecommunications, Inc.(a)	8.250	08/15/19	250	262,187

				541,312

Wireline–6.2%
AT&T Corp.	8.000	11/15/31	2,510	3,224,810

AT&T, Inc.	6.550	02/15/39	155	174,378

CenturyTel, Inc.	6.150	09/15/19	295	286,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Bond Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Wireline–(continued)

Deutsche Telekom International Finance BV (Netherlands)	6.000%	07/08/19	$150	$166,415

Deutsche Telekom International Finance BV (Netherlands)	6.750	08/20/18	225	261,370

Deutsche Telekom International Finance BV (Netherlands)	8.750	06/15/30	440	568,112

Frontier Communications Corp.(a)	8.500	04/15/20	705	713,812

GTE Corp.	6.940	04/15/28	650	718,305

Qwest Corp.	6.875	09/15/33	210	195,825

Sable International Finance Ltd. (Cayman Islands)(a)	7.750	02/15/17	500	511,935

SBC Communications, Inc.	6.150	09/15/34	1,030	1,097,659

Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	1,850	1,974,803

Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	230	247,467

Telefonica Europe BV (Netherlands)	8.250	09/15/30	1,145	1,416,596

Verizon Communications, Inc.	6.400	02/15/38	200	221,399

Verizon Communications, Inc.	8.950	03/01/39	1,360	1,963,093

				13,742,889

Total Corporate Bonds–84.5%				188,963,340

United States Treasury Obligations–4.4%
United States Treasury Bond	7.500	11/15/24	6,850	9,935,711

Collateralized Mortgage Obligations–0.9%
Banc of America Commercial Mortgage, Inc.(b)	5.934	02/10/51	400	418,346

Bear Stearns Commercial Mortgage Securities(b)	5.471	01/12/45	700	725,552

LB-UBS Commercial Mortgage Trust	5.372	09/15/39	760	787,270

Total Collateralized Mortgage Obligations–0.9%				1,931,168

Municipal Bonds–0.3%
California–0.1%
California State Taxable Variable Purpose 3	5.950	04/01/16	245	261,787

New York–0.2%
New York City Municipal Water Finance Authority	5.724	06/15/42	400	417,112

Total Municipal Bonds–0.3%				678,899

Asset Backed Securities–0.2%
America West Airlines, Inc.	7.100	04/02/21	404	379,529

Total Long-Term Investments–90.3% (Cost $186,697,698)				201,888,647

			Shares
Money Market Funds–7.1%
Liquid Assets Portfolio–Institutional Class(e)			7,884,417	7,884,417

Premier Portfolio–Institutional Class(e)			7,884,417	7,884,417

Total Money Market Funds–7.1% (Cost $15,768,834)				15,768,834

United States Government Agency Obligations–1.1%
United States Treasury Bill ($2,548,000 par, yielding 0.139%, 10/28/10 Maturity) (Cost $2,546,360)(f)				2,546,828

TOTAL INVESTMENTS–98.5% (Cost $205,012,892)				220,204,309

OTHER ASSETS IN EXCESS OF LIABILITIES–1.5%				3,401,243

NET ASSETS–100.0%				$223,605,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Bond Fund

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(b)	Variable Rate Coupon
(c)	Floating Rate Coupon
(d)	Security purchased on a when-issued or delayed delivery basis.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	All or a portion of this security has been physically segregated in connection with open futures contracts.

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Futures Contracts Outstanding as of June 30, 2010:

		Unrealized
	Number of	Appreciation/
Futures Contracts	Contracts	Depreciation

Long Contracts:
U.S. Treasury Notes 2-Year Futures, September 2010 (Current Notional Value of $218,828 per contract)	147	$126,394

U.S. Treasury Notes 5-Year Futures, September 2010 (Current Notional Value of $118,352 per contract)	220	309,679

Total Long Contracts	367	436,073

Short Contracts:
U.S. Treasury Bond 30-Year Futures, September 2010 (Current Notional Value of $127,500 per contract)	23	(79,650)

U.S. Treasury Notes 10-Year Futures, September 2010 (Current Notional Value of $122,547 per contract)	334	(731,326)

Total Short Contracts	357	(810,976)

Total Futures Contracts	724	$(374,903)

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes in Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3
		Other Significant	Significant
Investments	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Investments in an Asset Position:
Corporate Bonds	$—	$188,963,340	$—	$188,963,340

United States Treasury Obligations	—	9,935,711	—	9,935,711

Collateralized Mortgage Obligations	—	1,931,168	—	1,931,168

Asset Backed Securities	—	379,529	—	379,529

Municipal Bonds	—	678,899	—	678,899

United States Government Agency Obligations	—	2,546,828	—	2,546,828

Money Market Funds	15,768,834	—	—	15,768,834

Futures	436,073	—	—	436,073

Total Investments in an Asset Position	$16,204,907	$204,435,475	$—	$220,640,382

Investments in a Liability Position:
Futures	$(810,976)	$—	$—	$(810,976)

Total Investments in a Liability Position	$(810,976)	$—	$—	$(810,976)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Bond Fund

Statement of Assets and Liabilities

June 30, 2010

Assets:
Investments, at value (Cost $189,244,058)	$204,435,475

Investments in affiliated money market funds, at value and cost	15,768,834

Receivables:
Interest	2,815,271

Investments sold	2,527,828

Total assets	225,547,408

Liabilities:
Payables:
Investments purchased	1,715,509

Income distributions	40,514

Variation margin on futures	37,922

Other affiliates	7,145

Accrued expenses	140,766

Total liabilities	1,941,856

Net assets	$223,605,552

Net asset value per common share ($223,605,552 divided by 11,330,647 shares outstanding)	$19.73

Net assets consist of:
Common shares ($1.00 par value with 15,000,000 shares authorized, 11,330,647 shares issued and outstanding)	$11,330,647

Paid in surplus	207,070,812

Net unrealized appreciation	14,816,514

Accumulated undistributed net investment income	(263,263)

Accumulated net realized loss	(9,349,158)

Net assets	$223,605,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Bond Fund

Statement of Operations

For the year ended June 30, 2010

Investment income:
Interest	$13,069,326

Other	180

Total income	13,069,506

Expenses:
Investment advisory fee	916,899

Accounting and administrative expenses	74,147

Transfer agent fees	72,423

Professional fees	58,040

Reports to shareholders	56,078

Trustees’ fees and related expenses	42,005

Custody	28,375

Registration fees	20,574

Other	14,891

Total expenses	1,283,432

Net investment income	$11,786,074

Realized and unrealized gain/loss:
Realized gain/loss:
Investments	$9,701,249

Futures	(1,038,011)

Swap contracts	(3,150,276)

Net realized gain	5,512,962

Unrealized appreciation/depreciation:
Beginning of the period	147,892

End of the period:
Investments	15,191,417

Futures	(374,903)

14,816,514

Net unrealized appreciation during the period	14,668,622

Net realized and unrealized gain	$20,181,584

Net increase in net assets from operations	$31,967,658

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Bond Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	June 30, 2010	June 30, 2009

From investment activities:
Net investment income	$11,786,074	$10,689,248

Net realized gain/loss	5,512,962	(4,188,353)

Net unrealized appreciation during the period	14,668,622	1,673,676

Change in net assets from operations	31,967,658	8,174,571

Distributions from net investment income	(11,609,494)	(12,666,941)

Net change in net assets from investment activities	20,358,164	(4,492,370)

From capital transactions:
Value of common shares issued through dividend reinvestment	261,395	140,312

Total increase/decrease in net assets	20,619,559	(4,352,058)

Net assets:
Beginning of the period	202,985,993	207,338,051

End of the period (Including accumulated undistributed net investment income (loss) of $(263,263) and $(411,091), respectively)	$223,605,552	$202,985,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended June 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of the period	$17.94		$18.33	$18.70	$18.59	$19.69

Net investment income(a)	1.04		0.95	0.92	0.90	0.89

Net realized and unrealized gain/loss	1.78		(0.22)	(0.37)	0.15	(1.03)

Total from investment operations	2.82		0.73	0.55	1.05	(0.14)

Less distributions from net investment income	1.03		1.12	0.92	0.94	0.96

Net asset value, end of the period	$19.73		$17.94	$18.33	$18.70	$18.59

Common share market price at end of the period	$19.65		$17.12	$16.62	$16.84	$16.40

Total return(b)	21.02%		10.29%	4.17%	8.38%	(2.59)%

Net assets at end of the period (in millions)	$223.6		$203.0	$207.3	$211.4	$211.2

Ratio of expenses to average net assets	0.59	%(c)	0.58%	0.61%	0.57%	0.59%

Ratio of net investment income to average net assets	5.40	%(c)	5.54%	4.82%	4.72%	4.61%

Portfolio turnover	77%		59%	111%	188%	64%

(a)	Based on average shares outstanding.
(b)	Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.
(c)	Ratios are based on average net assets (000’s omitted) of $218,227.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Bond Fund

Notes to Financial Statements

June 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Bond Fund (the “Fund”) is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of Invesco’s June 1, 2010 acquisition of Morgan Stanley’s retail asset management business (the “Transaction”), the Fund changed its name from “Van Kampen Bond Fund” to “Invesco Van Kampen Bond Fund.” The Transaction did not result in any change to the Fund’s investment objective or principal investment strategies.
  The Fund’s investment objective is to seek interest income while conserving capital.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions, including estimates and assumptions regarding taxation, that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A.	Security Valuation — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Fair Value Measurements — GAAP defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and

20        Invesco Van Kampen Bond Fund

(2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.
Level 1 — Prices are based on quoted prices in active markets for identical investments.
Level 2 — Prices are based on other significant observable inputs which may include quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.

    Level 3 — Prices are based on significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
C.	Security Transactions — Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with its custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2010, the Fund had $1,026,961 of when-issued or delayed delivery purchase commitments.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included on the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported on the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported on the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
D.	Investment Income — Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Premiums are amortized and discounts are accreted over the expected life of each applicable security.
E.	Federal Income Taxes — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is presented in the financial statements. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended June 30, 2010, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 2010, the Fund had an accumulated capital loss carryforward for tax purposes of $9,703,123, which will expire according to the following schedule:

Amount	Expiration

$9,703,123	June 30, 2017

Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$15,607,464

Aggregate unrealized (depreciation) of investment securities	(741,012)

Net unrealized appreciation of investment securities	$14,866,452

Cost of investments for tax purposes is $205,337,857.

F.	Distribution of Income and Gains — The Fund declares and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.

The tax character of distributions paid during the years ended June 30, 2010 and 2009 were as follows:

	2010	2009

Distributions paid from:
Ordinary income	$11,609,494	$12,709,428

21        Invesco Van Kampen Bond Fund

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$81,278

Net unrealized appreciation — investments	14,866,452

Temporary book/tax differences	(40,514)

Capital loss carryforward	(9,703,123)

Shares of beneficial interest	218,401,459

Total net assets	$223,605,552

  Permanent differences, primarily due to net realized gains/losses on swaps, resulted in the following reclassifications among the Fund’s components of net assets at June 30, 2010:

Accumulated Undistributed	Accumulated	Paid-in
Net Investment Income	Net Realized Loss	Surplus

$(28,752)	$44,117	$(15,365)

  As of June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$81,278

  Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sales transactions and gains and losses recognized for tax purposes on open futures transactions on June 30, 2010.

NOTE 2—Investment Advisory Agreement and Other Transactions with Affiliates

The Fund has entered into an investment advisory agreement with Invesco Adviser, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.42%

Over $500 million	0.35%

  Prior to the Transaction, the Fund paid $840,427 in advisory fees to Van Kampen Asset Management based on the annual rates above of the Fund’s average daily net assets.
  Effective on the closing of the Transaction, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s expenses (excluding certain items discussed below) to 0.58%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. For the period June 1, 2010 to June 30, 2010, the Adviser did not waive any fees under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. For the period ended June 30, 2010, the Adviser did not waive any advisory fees under this agreement.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended June 30, 2010, expenses incurred under the agreement are shown on the Statement of Operations as part of “Accounting and administrative expenses”. Prior to the Transaction under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. provided accounting services and the CCO provided compliance services to the Fund. Pursuant to such agreements, the Fund paid $69,973 to Van Kampen Investments Inc.
  Also, the Fund has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
  The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. The deferred compensation and retirement plans were terminated and amounts owned to the trustees were distributed.

22        Invesco Van Kampen Bond Fund

  For the year ended June 30, 2010, the Fund paid legal fees of approximately $16,300 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Fund. A member of that firm is a Trustee of the Fund.

NOTE 3—Share Information

For the years ended June 30, 2010 and 2009 transactions in common shares were as follows:

	Year ended	Year ended
	June 30, 2010	June 30, 2009

Beginning Shares	11,317,176	11,308,623

Shares Issued Through Dividend Reinvestment	13,471	8,553

Ending Shares	11,330,647	11,317,176

NOTE 4—Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, money market funds and U.S. Government securities, were $144,206,531 and $172,989,539 respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $17,828,507 and $10,199,337, respectively.

NOTE 5—Mortgage Backed Securities

The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies — Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. Securities of FNMA and FHLMC include those issued in principal only or interest only components.
  These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk — the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
  To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

NOTE 6—Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
  The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration, or generate portfolio gains. All of the Fund’s portfolio holdings, including derivative instruments, are valued each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.
  Summarized below are specific types of derivative financial instruments used by the Fund.

A.	Futures Contracts — The Fund is subject to interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of interest rates or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchanges clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

23        Invesco Van Kampen Bond Fund

Transactions in futures contracts for the year ended June 30, 2010 were as follows:

Number of
Contracts

Outstanding at June 30, 2009	426

Futures Opened	3,765

Futures Closed	(3,467)

Outstanding at June 30, 2010	724

B.	Swap Contracts — The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap, if any is disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. For the year ended June 30, 2010, the average notional amounts of credit default swaps contracts entered into by the Fund acting as a buyer of protection was $2,256,000. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps, including inflation asset swaps, are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount except in the case of inflation asset swaps where the principal amount is periodically adjusted for inflation. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the offset in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. For the year ended June 30, 2010, the average notional amount of interest rate swap contracts entered into by the Fund was $18,159,000.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral, if any is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB ASC 210-20, Offsetting (formerly known as FASB Interpretation No. 39) and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

24        Invesco Van Kampen Bond Fund

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2010.

	Asset Derivatives			Liability Derivatives
Primary Risk Exposure	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Interest Rate Contracts	Variation Margin on Futures	$436,073	*	Variation Margin on Futures	$(810,976	)*

Credit Contracts	Swap Contracts	-0-		Swap Contracts	-0-

Total		$436,073			$(810,976)

*	Includes cumulative appreciation/depreciation of futures contracts as reported on the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the period ended June 30, 2010.

Amount of Realized Gain/Loss on Derivative Contracts
Primary Risk Exposure	Futures	Swap Contracts	Total

Interest Rate Contracts	$(1,038,011)	$(2,884,195)	$(3,922,206)

Credit Contracts	-0-	(266,081)	(266,081)

Total	$(1,038,011)	$(3,150,276)	$(4,188,287)

Change in Unrealized Appreciation/Depreciation on Derivative Contracts
Primary Risk Exposure	Futures	Swap Contracts	Total

Interest Rate Contracts	$(377,032)	$1,022,285	$645,253

Credit Contracts	-0-	35,751	35,751

Total	$(377,032)	$1,058,036	$681,004

NOTE 7—Indemnifications

Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Change in Independent Registered Public Accounting Firm

In connection with the Transaction, the Audit Committee of the Board of Trustees of the Fund appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. Prior to May 31, 2010, the Fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). The Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

25        Invesco Van Kampen Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Invesco Van Kampen Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Bond Fund (formerly known as Van Kampen Bond Fund, hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended June 30, 2009 and the financial highlights of the Fund for the periods ended June 30, 2009 and prior were audited by other independent auditors whose report dated August 21, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

August 16, 2010
Houston, Texas

26        Invesco Van Kampen Bond Fund

Investment Advisory Agreement Approval

During this reporting period, the Board approved the continuation of the investment advisory agreement with Van Kampen Asset Management for the period May 19-20, 2010 through June 1, 2010, the date of the closing of the Transaction (as defined below). Additionally, the Board approved an investment advisory agreement and investment sub-advisory agreements with Invesco Advisers, Inc. and its affiliates effective June 1, 2010 through June 30, 2011. Both approvals are discussed below.

Approval of Investment Advisory Agreement with Van Kampen Asset Management
Both the Investment Company Act of 1940 (the “1940 Act”) and the terms of the Fund’s investment advisory agreement with Van Kampen Asset Management require that the investment advisory agreement between the Fund and its investment adviser be approved annually by a majority of the Board of Trustees of the Fund and by a majority of the independent trustees voting separately.
  At meetings held on May 19-20, 2010, the Board met to consider approving the continuation of the investment advisory agreement between the Fund and its then current investment adviser, Van Kampen Asset Management, until the closing of Invesco’s acquisition of Morgan Stanley’s asset management business, including Van Kampen Investments (the “Transaction”). Upon the closing of the Transaction on June 1, 2010, such investment advisory agreement terminated. The discussion in this section entitled “Approval of Investment Advisory Agreement with Van Kampen Asset Management” relates solely to the approval of the investment advisory agreement for the period prior to the closing of the Transaction. The Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board considered the investment agreement over a period of several months and the trustees held sessions with both the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

The Board’s Evaluation Process
In approving the investment advisory agreement, the Board considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of the Services Provided
On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

B.	Performance, Fees and Expenses of the Fund
On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

C.	Investment Adviser’s Expenses in Providing the Service and Profitability
At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

D.	Economies of Scale
On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that

27        Invesco Van Kampen Bond Fund

its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

E.	Other Benefits of the Relationship
On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Approval of Investment Advisory and Investment Sub-Advisory Agreements with Invesco Advisers, Inc. and its Affiliates
The current investment adviser for the Fund, effective June 1, 2010, is Invesco Advisers, Inc. (“Invesco”) pursuant to the investment advisory agreement approved by the Board on December 8, 2009 and approved by shareholders of the Fund on April 16, 2010.
  The closing of the Transaction constituted an “assignment” of the Fund’s investment advisory agreement with Van Kampen Asset Management and, therefore, pursuant to the 1940 Act, resulted in the automatic termination of the Fund’s investment advisory agreement with Van Kampen Asset Management. The 1940 Act requires that shareholders of the Fund approve any new investment advisory agreement for the Fund.
  In connection with the Transaction, the Fund’s Board of Trustees approved a new investment advisory arrangement between the Fund and the Invesco, which arrangement includes (i) a new advisory agreement with Invesco, which agreement allows Invesco to enter into subadvisory agreements and delegate any or all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco Ltd. as subadvisers and (ii) that Invesco enter into a master subadvisory agreement with several of Invesco Ltd.’s wholly owned affiliates (collectively, the “New Advisory Agreements”). Shareholders approved the New Advisory Agreements with Invesco on April 16, 2010, which became effective on June 1, 2010. The discussion in this section entitled “Approval of Investment Advisory and Investment Sub-Advisory Agreement with Invesco Advisers, Inc. and its Affiliates” relates solely to the approval of the investment advisory agreement for the period subsequent to the closing of the Transaction.

The Board’s Evaluation Process
At several in-person and telephonic meetings held in August, September, October, November and December 2009, the Board discussed and ultimately approved the New Advisory Agreements. At these meetings, the Board considered information provided by Morgan Stanley, Van Kampen Investments and Invesco regarding, among other things: Invesco’s organization and personnel; business strategy; ownership structure; financial strength; affiliations (including other asset management affiliations); asset management practices and capabilities; legal and regulatory matters; and compliance matters. Emphasis during these meetings focused on Invesco being a global investment management leader with momentum in the U.S. retail market, and that the combination of Invesco and Morgan Stanley’s retail asset management business, including Van Kampen Investments, can bring additional value to the Fund’s shareholders. The parties discussed Invesco’s independence as a publicly traded entity, its strategic focus solely on the investment management business (including Invesco’s investment reputation, broad product line, service quality, industry relationships and objective of putting investors’ interests first) and its significant depth in resources, diversification, performance and experience. The parties discussed how the current Invesco and Van Kampen Investments businesses compare and complement each other and the synergies of the combined organization which management believes will benefit the Fund’s shareholders. The parties discussed aligning the Fund and other funds currently advised by the Adviser together with other funds and products currently advised by Invesco and its affiliates towards using a single, common operating platform (which includes, among other things, common investment operating platforms, common global performance measurement and risk analysis, and common compliance policies and procedures).

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements
In connection with the Board’s consideration of the New Advisory Agreements, the trustees considered the factors discussed above as well as the following:

A.	Nature, Extent and Quality of the Services to be Provided
The Board considered the roles and responsibilities of the investment adviser (and its affiliates) as a whole and those specific to portfolio management, support and trading functions anticipated to be servicing the Fund. The trustees discussed with Invesco the resources available in managing the Fund. The trustees also discussed certain other services that are to be provided by Invesco or its affiliates to the Fund including subadvisory services, certain global performance measurement and risk analysis, compliance, accounting, and administrative services. The Board has determined that the nature, extent and quality of the services to be provided by Invesco (and its affiliates) support its decision to approve the New Advisory Agreements.

B.	Projected Fees and Expenses of the Fund
The Board considered that the advisory fee rate for the Fund would remain the same under the New Advisory Agreements as they were under the previous advisory agreement. The Board had previously determined that such fees were acceptable under such advisory agreement. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the New Advisory Agreements.

C.	Investment Adviser’s Expenses in Providing the Service and Profitability
At least annually, the trustees expect to review Invesco’s expenses in providing services to the Fund and other funds advised by Invesco and the profitability of Invesco. In connection with the Fund, the trustees discussed with Invesco its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, and other costs. The Board has determined that the analysis of Invesco’s projected expenses and profitability support its decision to approve the New Advisory Agreements.

D.	Economies of Scale
The Board noted that economies of scale were already reflected in the advisory fees. In future determinations of whether to approve the continuation of the advisory agreement, the Board will consider whether economies of scale exist and should be passed along to shareholders.

E.	Other Benefits of the Relationship
The Board considered other benefits to Invesco and its affiliates derived from its relationship with the Fund and other funds advised by Invesco. These benefits include, among other things, fees for administrative services (which is reimbursement of Invesco’s cost or such reasonable compensation as may be approved by the Board). The trustees reviewed with Invesco these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by Invesco or its affiliates support its decision to approve the New Advisory Agreements.

28        Invesco Van Kampen Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended June 30, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29        Invesco Van Kampen Bond Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Bond Fund was held on Friday, April 16, 2010. The Meeting was held for the following purposes:

(1)	To approve a new investment advisory agreement with Invesco Advisers, Inc.

(2)	To approve a new master sub-advisory agreement between Invesco Advisers, Inc. and its affiliates.

		Votes	Votes	Votes	Broker
	Matters	For	Against	Abstained	Non-Votes

(1)	To approve a new investment advisory agreement with Invesco Advisers, Inc.	5,788,387	178,254	1,337,728	0
(2)	To approve a new master sub-advisory agreement between Invesco Advisers, Inc. and its affiliates	5,778,328	184,698	1,341,343	0

30        Invesco Van Kampen Bond Fund

Trustees and Officers
The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Fund, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Fund’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
	Trustee		Fund
Name, Year of Birth and	and/or		Complex
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Other Directorship(s)
Trust	Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	18	None

Independent Trustees

Wayne M. Whalen[1] — 1939 Trustee and Chair	1997	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

David C. Arch — 1945 Trustee	1997	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Jerry D. Choate — 1938 Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney Dammeyer — 1940 Trustee	1997	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
	Trustee		Fund
Name, Year of Birth and	and/or		Complex
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Other Directorship(s)
Trust	Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Linda Hutton Heagy — 1948 Trustee	2003	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J. Kerr — 1935 Trustee	1997	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson — 1936 Trustee	2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein — 1940 Trustee	1997	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008.

Trustees and Officers — (continued)

			Number of
			Funds in
	Trustee		Fund
Name, Year of Birth and	and/or		Complex
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Other Directorship(s)
Trust	Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

				Chairperson of the Board of Trustees of the Institute for Defense Analyses, afederally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

Other Officers

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2010	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in
Name, Year of Birth and	and/or		Fund Complex
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Other Directorship(s)
Trust	Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Kevin M. Carome — 1956 Vice President	2010	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.	N/A	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2010	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
Office of the Fund
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the Fund
Skadden, Arps, Slate, Meagher & Flom , LLP
155 West Wacker Drive
Chicago, IL 60606
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309

Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678
Custodian
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is 811-02090.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12-months ended June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
VK-CE-BOND-AR-1    Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D.Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The information set forth below for the 2010 fiscal year relates to fees billed by the Fund’s Prior and Current Auditors:

		Percentage of Fees Billed		Percentage of Fees Billed
		Applicable to Non-Audit		Applicable to Non-Audit
	Fees Billed for	Services Provided for	Fees Billed for	Services Provided for
	Services Rendered	fiscal year end 6/30/2010	Services Rendered	fiscal year end 6/30/2009
	to the Registrant	Pursuant to Waiver of	to the Registrant	Pursuant to Waiver of
	for fiscal year end	Pre-Approval	for fiscal year end	Pre-Approval
	6/30/2010	Requirement(1)	6/30/2009	Requirement(1)
Audit Fees	$35,000	N/A	$33,260	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$6,000	0%	$2,750	0%
All Other Fees	$0	0%	$1,400	0%

Total Fees	$41,000	0%	$37,410	0%
PWC billed the Registrant aggregate non-audit fees of $6,000 for the fiscal year ended June 30, 2010. D&T billed the Registrant aggregate non-audit fees of $4,150 for the fiscal year ended June 30, 2009.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end June 30, 2010 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end June 30, 2009 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for		Fees Billed for
	Non-Audit Services		Non-Audit Services
	Rendered to Invesco		Rendered to Invesco
	and Invesco		and Invesco
	Affiliates for	Percentage of Fees Billed	Affiliates for	Percentage of Fees Billed
	fiscal year end	Applicable to Non-Audit	fiscal year end	Applicable to Non-Audit
	6/30/2010 That Were	Services Provided for	6/30/2009 That Were	Services Provided for
	Required	fiscal year end 6/30/2010	Required	fiscal year end 6/30/2009
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended June 30, 2010, and $0 for the fiscal year ended June 30, 2009, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2.	PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines
I.	Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II.	Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III.	Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V.	Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI.	Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.
VII.	Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII.	Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
     The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:
•	Cynthia Brien, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1996.

•	Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2002.

•	John Craddock, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1999.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
     Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following information is as of June 30, 2010:

		Other Registered		Other Pooled		Other Accounts
		Investment Companies Managed		Investment Vehicles Managed		Managed
		(assets in millions)		(assets in millions)		(assets in millions)
	Dollar Range
	of	Number		Number		Number
Portfolio	Investments	of		of		of
Manager	in Each Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Van Kampen Bond Fund
Cynthia Brien	None	16	$15,196.5	3	$1,358.0	None	None
Chuck Burge	None	17	$15,460.2	6	$2,576.5	1	$6.4
John Craddock	None	11	$2,818.7	1	$738.7	None	None
Potential Conflicts of Interest
     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

[1]	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
     The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
     The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
     Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
     Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

     Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[2]
Invesco [3,4,5] Invesco Australia Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

Invesco Senior Secured	N/A

Invesco Trimark[3]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[3] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[6]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
     Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
     High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
     Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees.

[2]	Rolling time periods based on calendar year-end.

[3]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[4]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Select Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[5]	Portfolio Managers for Invesco Balanced Fund, Invesco Basic Balanced Fund, Invesco Basic Value Fund, Invesco Fundamental Value Fund, Invesco Large Cap Basic Value Fund, Invesco Large Cap Relative Value Fund, Invesco Mid Cap Basic Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Basic Balanced Fund, Invesco V.I. Basic Value Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 5, they also have a ten-year performance measure.

[6]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
     No purchases during this period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of June 25, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 25, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12 (b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Bond Fund

By:	/s/ Colin D. Meadows
Colin D. Meadows
Principal Executive Officer

Date: September 3, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin D. Meadows
Colin D. Meadows
Principal Executive Officer

Date: September 3, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: September 3, 2010

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.